                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4537
                                  ---------------------------------------------

                      Liberty All Star Growth Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: June 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Stockholders

[GRAPHIC]

SECOND QUARTER REPORT - JUNE 30, 2003

Q2

[ALL STAR(TM) GROWTH FUND LOGO]

LIBERTY ALL - STAR GROWTH FUND

LIBERTY ALL-STAR GROWTH FUND, INC.

FUND STATISTICS AND PERFORMANCE     2ND QUARTER 2003        YEAR-TO-DATE
--------------------------------------------------------------------------------
Period End Net Asset Value (NAV)             --               $ 6.02
--------------------------------------------------------------------------------
Period End Market Price                      --               $ 6.52
--------------------------------------------------------------------------------
Period End Premium                           --                  8.3%
--------------------------------------------------------------------------------
Distributions                            $ 0.14               $ 0.27
--------------------------------------------------------------------------------
Market Price Trading Range           $5.00 to $6.70        $4.61 to $6.70
--------------------------------------------------------------------------------
Premium/(Discount) Range             8.3% to (4.7)%        8.3% to (7.8)%
--------------------------------------------------------------------------------
Shares Valued at NAV                      19.2%                 16.1%
--------------------------------------------------------------------------------
Shares Valued at NAV
with Dividends Reinvested                 19.1%                 16.2%
--------------------------------------------------------------------------------
Shares Valued at Market Price
with Dividends Reinvested                 29.5%                 35.5%
--------------------------------------------------------------------------------
Lipper Multi-Cap Growth
Mutual Fund Average                       17.0%                 16.3%
--------------------------------------------------------------------------------
Russell Growth Indices

     Largecap                             14.3%                 13.1%
     Midcap                               18.8%                 18.7%
     Smallcap                             24.2%                 19.3%
--------------------------------------------------------------------------------
Nasdaq Composite Index                    21.1%                 21.8%
================================================================================

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income. Past performance cannot predict future results.

ON THE COVER

THE ILLUSTRATIONS NEXT TO LADY LIBERTY SYMBOLIZE THE WELL-DEFINED AND DISCIPLINED INVESTMENT PROCESS PRACTICED BY THE FUND'S ADVISOR, LIBERTY ASSET MANAGEMENT COMPANY, THAT WAS DESCRIBED IN THE FUND'S 2002 ANNUAL REPORT. FROM TOP TO BOTTOM: PORTFOLIO REBALANCING, FUND OBJECTIVE, DISTRIBUTION POLICY, MANAGER MONITORING, FUND STRUCTURE AND MANAGER SELECTION.

                                                              PRESIDENT'S LETTER

FELLOW SHAREHOLDERS:                                                  JULY 2003

Led by growth stocks, the stock market turned in a strong second quarter. The broad market, as measured by the S&P 500 Index, gained 15.4 percent. Reflecting the strength in growth stocks, the Nasdaq Composite advanced an even stronger
21.1 percent and the Lipper Multi-Cap Growth Mutual Fund Average - the Fund's primary benchmark - posted a 17.0 percent gain. As the table on the facing page shows, all of the Russell Growth Indices scored solid gains, led by the 24.2 percent rise in the Smallcap index. The Midcap index returned 18.8 percent and the Largecap index advanced 14.3 percent.

     The various indices posted either small gains or losses in the first quarter. Factoring in those results, through the first six months of 2003, the Nasdaq Composite was ahead 21.8 percent, while the Lipper Multi-Cap Growth Mutual Fund Average was up 16.3 percent.

     For both the quarter and the half, the Fund's results compare favorably. For the second quarter, shares valued at net asset value (NAV) gained 19.2 percent. Shares valued at NAV with dividends reinvested gained 19.1 percent, while shares valued at market price with dividends reinvested advanced 29.5 percent. Respectively, the same figures for the full first half are 16.1 percent, 16.2 percent and 35.5 percent.

     The second quarter's rebound actually began in mid-March with the start of U.S. military operations in Iraq. Over the past half century, stocks have averaged a gain of about 15 percent in the two months following the outbreak of military action, and this rally followed that pattern. Looking ahead, there is more than enough ammunition to keep bulls and bears alike blazing away in defense of their respective positions. The bulls argue that record low interest rates, the absence of inflation, lower taxes, improving corporate profits and a gradual pickup in capital spending bode well for investors. Bears make the opposite case, basing their argument on rising unemployment, federal budget deficits, tepid consumer spending, weak economies globally and equities that are overvalued on an historical basis. Only with time will we see how events play out, but it should be an interesting second half.

     Insofar as the Fund is concerned, we are gratified with the good performance. More rewarding, however, is the fact that the Fund's investment managers stuck by their growth disciplines during a long and trying period that tested investors' resolve. Further, we are pleased that actions in the stock market are confirming the soundness of the Fund's all-cap growth structure. We are optimistic about the outlook, but cautiously so. It is unrealistic to expect more 20 percent-type quarters; we would settle for moderate, but steady gains, enabling markets to consolidate recent advances. I would urge you to read the interview with largecap growth manager William Blair & Company beginning on page 8. Portfolio manager John Jostrand always offers interesting observations on the market.

     Turning to Fund news, as authorized by the Board of Directors, an offering to shareholders of rights to purchase additional shares of the Fund is about to get underway. The highlights of the offering are that you will be issued non-transferable rights entitling you to subscribe for one additional share of the Fund for every eight shares you own, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. At its discretion, the Fund may increase the amount of shares offered in an amount of up to 25 percent of the primary offering amount to cover over-subscription requests. The Fund is making this offer primarily to encourage long-term investors to increase their investment in the Fund by giving them the opportunity to purchase additional shares at a price below market value and without brokerage commissions. The subscription price will be 95 percent of the lower of the last reported sales price or net asset value on the business day following the expiration of the subscription period.

     The rights offering is subject to the effectiveness of the Fund's registration statement as filed with the Securities and Exchange Commission and will be made only by means of a prospectus. When the registration statement becomes effective, it is anticipated that the offering will continue for approximately 30 days after commencing in August.

     In closing, we are pleased to be making progress on several fronts, and I would like to thank shareholders for your continued support of the Fund. Be assured, we at Liberty Asset Management Company will continue to act with your best long-term interests first and foremost.


Sincerely,

/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc.

                      TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS

                                         SHARES       SHARES
            SHARES                      PURCHASED     ACQUIRED        SHARES      NAV(2)                 MARKET PRICE   TOTAL MARKET
           OWNED TO                      THROUGH      THROUGH          OWNED     PER SHARE   TOTAL NAV    PER SHARE      PRICE OF
           BEGINNING     PER SHARE     REINVESTMENT    RIGHTS          AT END     AT END     OF SHARES      AT END         SHARES
  YEAR     OF PERIOD   DISTRIBUTIONS     PROGRAM      OFFERING       OF PERIOD   OF PERIOD     OWNED      OF PERIOD         OWNED
------------------------------------------------------------------------------------------------------------------------------------
1996(1)        1.000   $        1.02          0.107           -          1.107   $   11.27   $   12.48   $       9.25   $      10.24
------------------------------------------------------------------------------------------------------------------------------------
1997           1.107            1.24          0.125           -          1.232       12.89       15.88         11.938          14.71
------------------------------------------------------------------------------------------------------------------------------------
1998           1.232            1.35          0.159       0.130(3)       1.521       13.03       19.82         11.438          17.40
------------------------------------------------------------------------------------------------------------------------------------
1999           1.521            1.23          0.188           -          1.709       13.44       22.97         10.813          18.48
------------------------------------------------------------------------------------------------------------------------------------
2000           1.709            1.34          0.214           -          1.923       10.86       20.88          9.438          18.15
------------------------------------------------------------------------------------------------------------------------------------
2001           1.923            0.92          0.235       0.239(3)       2.397        8.31       19.92           8.33          19.97
------------------------------------------------------------------------------------------------------------------------------------
2002           2.397            0.67          0.271           -          2.668        5.44       14.51           5.05          13.47
------------------------------------------------------------------------------------------------------------------------------------
2003
1st Qtr.       2.668            0.13          0.068           -          2.736        5.17       14.15           5.15          14.09
2nd Qtr.       2.736            0.14          0.063           -          2.799        6.02       16.85           6.52          18.25
------------------------------------------------------------------------------------------------------------------------------------

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.

2.   Net Asset Value.

3. 1998: Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.
     2001: Rights offering completed in September 2001. One share offered at $6.64 for every 8 shares owned.

DISTRIBUTION POLICY/DIVIDEND REINVESTMENT PLAN

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES AND MAY BE TAXED AS ORDINARY INCOME UP TO THE AMOUNT OF THE FUND'S CURRENT AND ACCUMULATED EARNINGS AND PROFITS. If, for any calendar year, the total distributions made under the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount distributed under the 10 percent pay-out policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

DIVIDEND REINVESTMENT PLAN

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010 or by calling 1-800-LIB-FUND (1-800-542-3863).

     If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether or not you wish to participate in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund, and are kept apprised of the status of their account through quarterly statements.

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND'S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

[GRAPHIC]

SMALL-CAP GROWTH
M.A. WEATHERBIE & CO., INC.
Companies with enduring competitive advantages and high, sustainable earnings growth.

MID-CAP GROWTH
TCW INVESTMENT MANAGEMENT COMPANY
Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

LARGE-CAP GROWTH
WILLIAM BLAIR & COMPANY, L.L.C.
Companies that have demonstrated consistently high rates of growth and profitability.


MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA SmallCap, MidCap and LargeCap Growth indices.

PORTFOLIO CHARACTERISTICS
AS OF JUNE 30, 2003
(UNAUDITED)


MARKET CAPITALIZATION SPECTRUM

[GRAPHIC]

                                      S&P/BARRA GROWTH:
                            -----------------------------------
                            SMALL CAP     MIDCAP      LARGECAP        M.A.                 WILLIAM    TOTAL
                            600 INDEX    400 INDEX    500 INDEX    WEATHERBIE     TCW       BLAIR      FUND
Number of Holdings                223          163          160            60        44         33       129*
------------------------------------------------------------------------------------------------------------
Weighted Average
 Market Capitalization
 (billions)                 $     1.1    $     3.4    $   112.5    $      2.2    $ 12.2    $  64.9    $ 24.6
------------------------------------------------------------------------------------------------------------
Average Five-Year
 Earnings Per Share
 Growth                            13%          18%          19%           22%       38%        18%       25%
------------------------------------------------------------------------------------------------------------
Dividend Yield                    0.7%         0.7%         1.5%          0.2%      0.1%       0.7%      0.3%
------------------------------------------------------------------------------------------------------------
Price/Earnings
 Ratio                             20x          23x          23x           26x       42x        26x       28x
------------------------------------------------------------------------------------------------------------
Price/Book
 Value Ratio                      3.2x         3.9x         5.6x          4.0x      5.3x       5.9x      4.9x
------------------------------------------------------------------------------------------------------------

*Certain holdings are held by more than one manager.

TOP 50 HOLDINGS

  RANK AS          BANK OF                                                 MARKET      PERCENT OF
 OF 6/30/03      OF 3/31/03    SECURITY NAME                            VALUE ($000)   NET ASSETS
      1              1         eBay, Inc.                                 $  4,084        3.2%
      2              2         Bed Bath & Beyond, Inc.                       3,524        2.8
      3              3         Westwood One, Inc.                            3,276        2.6
      4              7         Family Dollar Stores, Inc.                    2,453        1.9
      5              8         EchoStar Communications Corp., Class A        2,420        1.9
      6             12         Gilead Sciences, Inc.                         2,368        1.9
      7             17         Getty Images, Inc.                            2,287        1.8
      8             15         Pfizer, Inc.                                  2,258        1.8
      9              9         Xilinx, Inc.                                  2,169        1.7
     10              5         Maxim Integrated Products, Inc.               2,147        1.7
     11              6         Microsoft Corp.                               2,113        1.7
     12             21         Genentech, Inc.                               2,012        1.6
     13             14         Clear Channel Communications, Inc.            1,937        1.5
     14             10         National Instruments Corp.                    1,927        1.5
     15             37         Dollar Tree Stores, Inc.                      1,910        1.5
     16             26         Expedia, Inc.                                 1,894        1.5
     17              4         Paychex, Inc.                                 1,803        1.4
     18             24         Yahoo!, Inc.                                  1,776        1.4
     19             50         Martek Biosciences Corp.                      1,739        1.4
     20            New         SLM Corp.                                     1,727        1.4
     21             13         Medtronic, Inc.                               1,667        1.3
     22             39         Education Management Corp.                    1,601        1.3
     23             16         Cox Communications, Inc., Class A             1,560        1.2
     24            New         First Data Corp.                              1,546        1.2
     25             23         Fastenal Co.                                  1,540        1.2
     26             28         Univision Communications, Inc., Class A       1,532        1.2
     27             20         Avon Products, Inc.                           1,505        1.2
     28             36         PolyMedica Corp.                              1,459        1.1
     29             40         ResMed, Inc.                                  1,452        1.1
     30             46         Amazon.com, Inc.                              1,336        1.0
     31             25         UnitedHealth Group, Inc.                      1,324        1.0
     32             22         Walgreen Co.                                  1,269        1.0
     33             30         Outback Steakhouse, Inc.                      1,266        1.0
     34             43         Cisco Systems, Inc.                           1,263        1.0
     35             33         Cognex Corp.                                  1,262        1.0
     36             41         Eli Lilly and Co.                             1,260        1.0
     37             32         Patterson Dental Co.                          1,229        1.0
     38             18         Zebra Technologies Corp., Class A             1,219        1.0
     39             51         Lincare Holdings, Inc.                        1,211        1.0
     40             31         Amgen, Inc.                                   1,209        0.9
     41             45         International Speedway Corp., Class A         1,189        0.9
     42             34         Linear Technology Corp.                       1,171        0.9
     43             44         Dell Computer Corp.                           1,147        0.9
     44            New         Kohl's Corp.                                  1,120        0.9
     45             19         State Street Corp.                            1,115        0.9
     46             38         Fannie Mae                                    1,093        0.9
     47             48         PepsiCo, Inc.                                 1,041        0.8
     48             69         The Cheesecake Factory, Inc.                    990        0.8
     49             53         Financial Federal Corp.                         981        0.8
     50            121         The Corporate Executive Board Co.               980        0.8

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2003.

                                                                   SHARES AS
SECURITY NAME                               PURCHASES (SALES)     OF 6/30/03
PURCHASES

The Corporate Executive Board Co.                 21,700            24,000

First Data Corp.                                  37,300            37,300

Harley-Davidson, Inc.                             16,900            16,900

Kohl's Corp.                                      21,800            21,800

SLM Corp.                                         14,700            44,100*

XL Capital Ltd., Class A                           7,000             7,000

SALES

Avid Technology, Inc.                            (20,860)           14,256

Concord EFS, Inc.                               (119,250)                0

Cytyc Corp.                                      (95,845)                0

Genentech, Inc.                                  (11,200)           27,900

Investors Financial Services Corp.               (22,970)           17,891

Microchip Technology, Inc.                       (70,810)           19,977

99 Cents Only Stores                             (21,800)           26,018

Omnicom Group, Inc.                              (17,360)                0

Paychex, Inc.                                    (47,000)           61,500

State Street Corp.                               (16,700)           28,300

* Adjusted for stock split.

MANAGER INTERVIEW

[PHOTO OF JOHN F. JOSTRAND]
JOHN F. JOSTRAND, CFA
WILLIAM BLAIR & COMPANY, L.L.C.

In a mixed environment, William Blair & Company likes improving corporate profitability and believes quality companies will be rewarded in the long run

WILLIAM BLAIR IS ONE OF LIBERTY ALL-STAR GROWTH FUND'S THREE INVESTMENT MANAGERS. CHICAGO-BASED WILLIAM BLAIR IS A GROWTH STYLE MANAGER EMPHASIZING DISCIPLINED, FUNDAMENTAL RESEARCH TO IDENTIFY QUALITY GROWTH COMPANIES WITH THE ABILITY TO SUSTAIN THEIR GROWTH OVER A LONG PERIOD OF TIME. AT THE CORE OF THE FIRM IS A TEAM OF ANALYSTS WHO PERFORM RESEARCH AIMED AT IDENTIFYING COMPANIES THAT HAVE THE OPPORTUNITY TO GROW IN A SUSTAINABLE MANNER. RECENTLY, WE HAD THE OPPORTUNITY TO TALK WITH PRINCIPAL AND PORTFOLIO MANAGER JOHN F. JOSTRAND.

The views expressed in this interview represent the portfolio manager's position at the time of the discussion (July 2003) and are subject to change.

LAMCO: Investors have the same set of facts, but how they are interpreting those facts is very different insofar as prospects for the economy, corporate profits, the consumer, geopolitical affairs and, hence, the stock market are concerned. What is your own interpretation of all these mixed signals?

JOSTRAND: I think that the U.S. economy and the corporate sector within it are proving to be remarkably durable, given the extensive profit issues. The consumer has been steady throughout, helped by mortgage refinancing opportunities. But, I think the recovery is definitely more modest and drawn out than people are accustomed to. There's a feeling of relief right now, and that is reflected in the stock market's strong second quarter results. But, at the same time, there's a little frustration in that the temperature of the recovery is lukewarm.

LAMCO: One of the nagging worries is over continued increases in unemployment claims.

JOSTRAND: We treat unemployment claims as a lagging indicator, but I think if you look at current or leading indicators, those have backed off some since last year. Even as we get past the issues of the first quarter - primarily war in Iraq and the SARS outbreak - labor markets are still deteriorating slightly. The last unemployment report rate showed a jump to 6.4 percent from 6.1 percent, reflecting further deterioration. Other indicators, such as industrial production and capacity utilization, have shown little strength.

[SIDENOTE]
"...THE RECOVERY IS DEFINITELY MORE MODEST AND DRAWN OUT THAN PEOPLE ARE ACCUSTOMED TO...THERE'S A LITTLE FRUSTRATION IN THAT THE TEMPERATURE OF THE RECOVERY IS LUKEWARM."

LAMCO: What do you see that's positive?

JOSTRAND: Improved corporate earnings. The second quarter that ended June 30 and the third quarter that we're now in will mark the fifth and sixth consecutive quarters of positive change in corporate profits.

     I think one factor that's getting us through and why we at William Blair ultimately feel good about the stock market going forward is productivity. Since the peak of the stock market bubble, output has grown an average of 4 percent annually. But, hours worked are down. So, when you think in terms of real output per hour - the general definition of productivity - the U.S. has shown good, solid gains.

     Another factor is corporate CEOs beginning to feel as though it's safe to get back into the water - not in terms of expanding their sales forces or investing in new plant and equipment, but in terms of merger and acquisition activity. We've seen Oracle bid for PeopleSoft, EMC make an offer for Legato Systems, Nike for Converse and so forth. I think that indicates a higher level of confidence than has prevailed in the recent past.

     Still, CEOs are not so ebullient that they're investing in new capacity. Texas Instruments announced a new plant recently, but by and large activity is still pretty tepid. We're hopeful that stronger demand will squeeze supply next year and lead to a pick up in production spending.

LAMCO: Which camp are you in on the inflation-versus-deflation question?

JOSTRAND: We believe it's a case of fairly severe disinflation, but not deflation. Clearly, there are pockets of absolute price decline and there are pockets of absolute price increase, such as health care and energy. But, I'm okay on deflation, mainly because the Federal Reserve has lubed the economy with a pretty hefty monetary stimulus policy and we're getting a second round of tax cuts on the fiscal policy side. We might have a little too much debt, something that is associated with traditional deflationary scenarios. And, there's a little too much foreign trade acrimony between U.S. and our trading partners. But, I see the resumption of this M&A activity that I just mentioned as marking the mid- to late innings of a protracted recovery process. I think the M&A activity will continue to accelerate the integration/consolidation of the overcapacity that is contributing to the deflationary mindset. The weaker dollar will help also because instead of importing deflation, we're going to stabilize the trade deficit or maybe bring some production back to North America and address the significant price imbalance between North America and the rest of the world.

LAMCO: If corporate America decides to bring some manufacturing back onshore, that would suggest management sees the decline of the dollar as being a fairly long-run event.

JOSTRAND: It could be a secular decline, but at this point I think it's a retrenchment back to what I'll call pre-bubble levels. The trade-weighted dollar is back to 1997-98 levels now, and I think that's okay because it helps address the differences in production cost differentials that exist around the world. Currencies should equilibrate; however, they were out of line based on the significant trade deficit here in the U.S. relative to the rest of the world. That needs to get back closer

[SIDENOTE]
"THE SECOND QUARTER THAT ENDED JUNE 30 AND THE THIRD QUARTER THAT WE'RE NOW IN WILL MARK THE FIFTH AND SIXTH CONSECUTIVE QUARTERS OF POSITIVE CHANGE IN CORPORATE PROFITS."

toward zero from where it is, and the 30 percent price decline vis-a-vis the 2000 and '01 trade-weighted dollar levels will help do that.

LAMCO: Where are you in regard to the Federal Reserve and its aggressive lowering of short-term interest rates? Can the Fed reinflate the economy?

JOSTRAND: We made an early call on the Fed's actions. Nine months ago we were looking at two quarters of improving earnings and made the judgment that it was sustainable in the interest rate environment the Fed was creating. The Iraq war and SARS got in the way, but we've been in the camp of "don't fight the Fed" for several quarters and we're still there.

LAMCO: The stocks of lower quality companies have done better than higher quality ones so far this year. To what do you attribute that?

JOSTRAND: When you're coming out of a market decline and you've got strong monetary stimulus, it's those companies that were closest to the edge of disaster that are dragged furthest back towards prosperity, especially in the first phase of recovery. Over the long haul, what matters to us is genuine competitive advantage. But in the short run, those near-death companies are seeing a glimmer of hope and their stock prices are reflecting it.

LAMCO: Now they've got to justify their stock price on a more fundamental basis, don't they?

JOSTRAND: Yes, my cliche response is that K-Mart may have come out of bankruptcy but there's no way it's going to be threatening Wal-Mart. K-Mart closed 350 stores and will have to close 350 more. So, K-Mart may become solvent and remain that way for a period of time, at least until Wal-Mart deals another blow.

LAMCO: It's easier to register a hefty percentage gain when one's share price has been severely battered.

JOSTRAND: That's right. The market is recognizing that and ascribing some hopes to these companies; some will fail, some will make it. But from this point on, I think the winners over the next three years will be those companies with the most durable competitive advantage: good strategy, good execution, good management, good culture.

LAMCO: Tell us about a couple of stocks that have fared well for William Blair so far this year.

JOSTRAND: A big winner in our portion of the All-Star Growth Fund portfolio is Genentech. We've owned Genentech for quite a while and we've stuck with it through some mediocre quarters. The stock has been in favor or out of favor depending on short-term news. But, we've believed in the strength of its pipeline and this past quarter the company had some breakaway news in announcing novel therapies for treating cancer.

     Earlier, Genentech had done breast cancer studies with the class of product that it announced earlier this year, but it did not meet the prescribed definition for success. However, the company set a really high bar for themselves. But, Genentech was conducting multiple studies, and one produced dramatic results in colorectal cancer patients that were announced prior to the big annual

[SIDENOTE]
"THE IRAQ WAR AND SARS GOT IN THE WAY, BUT WE'VE BEEN IN THE CAMP OF 'DON'T FIGHT THE FED' FOR SEVERAL QUARTERS AND WE'RE STILL THERE."

meeting of the American Society of Clinical Oncologists. There was breakthrough data showing this novel therapy starves tumors of their blood supply. Now, the therapy - called Avastin - has received fast-track designation from the Food and Drug Administration (FDA), and once approved it could easily generate revenues exceeding $1 billion annually. The real news and why the stock reacted so well is that this is not just another me-too product, it's a whole new class in the treatment of cancer.

     Genentech also had some other good news, for example, getting Xolair approved by the FDA for the treatment of moderate-to-severe persistent asthma. That should generate revenues in the $300 to $400 million range, but it is more of a niche product. Once again, the real news was in oncology and it said to us that Genentech has a highly capable, broad-based research platform that can sustain new product development beyond just getting lucky with a couple of therapies, as has been the case with a few other biotechs.

LAMCO: Genentech is one of the "senior citizens" of the biotech world. Do you think there are any larger implications for the entire industry in its discoveries ... in other words, that the promise of biotech is really coming to fruition?

JOSTRAND: Actually, biotech has stolen the march from the traditional big pharmaceuticals over the last few years. Eli Lilly is the only big company in that industry that really stands out among the old line pharmaceutical companies with a good, strong pipeline. Amgen is another very successful biotech company that we own. It was a winner, too, this past quarter, just not to the extent of Genentech.

LAMCO: What about one other stock that's done well for the All-Star portfolio?

JOSTRAND: EMC, the big data storage company, was a very good stock for us in the quarter. We didn't own a big position as we believed there was some risk involved, but we viewed it as a quality company whose earnings had been under pressure. Those types of companies can do very well in an improving environment, and that was the case this past quarter. EMC is a big company with strong market shares. Frankly, the only reason its earnings were under significant duress was that it had chosen to sustain R&D spending at very high levels. EMC has also emerged as a force in the move to consolidate vendors in the technology sector, and that is reflected in the recent tender offer for Legato Systems. It's a friendly deal and it was not outside EMC's competency, which we like. EMC also has a strategy of partnering to develop distribution in areas outside of its core customer base. An example is a partnership with Dell. This enables EMC to leverage its R&D spending and manufacturing skills. EMC is a very different company than Genentech, but it has worked out nicely for us.

LAMCO: John, thank you very much. We look forward to next time.

[SIDENOTE]
"...FROM THIS POINT ON, I THINK THE WINNERS OVER THE NEXT THREE YEARS WILL BE THOSE COMPANIES WITH THE MOST DURABLE COMPETITIVE ADVANTAGE..."

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)

COMMON STOCKS (97.9%)                                      SHARES   MARKET VALUE
CONSUMER DISCRETIONARY (28.6%)

AUTOMOBILES (0.5%)
Harley-Davidson, Inc.                                      16,900   $    673,634
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE (3.5%)
The Cheesecake Factory, Inc. (a)                           27,580        989,846
International Speedway Corp., Class A                      30,090      1,188,856
Outback Steakhouse, Inc. (a)                               32,470      1,266,330
Panera Bread Co., Class A (a)                               6,930        277,200
Sonic Corp. (a)                                            29,600        752,728
                                                                    ------------
                                                                       4,474,960
                                                                    ------------

INTERNET & CATALOG RETAIL (4.3%)
Amazon.com, Inc. (a)                                       36,600      1,335,534
eBay, Inc. (a)                                             39,200      4,083,856
                                                                    ------------
                                                                       5,419,390
                                                                    ------------

MEDIA (12.3%)
Cablevision Systems Corp., Class A (a)                     29,951        621,783
Clear Channel Communications, Inc. (a)                     45,700      1,937,223
Cox Communications, Inc., Class A (a)                      48,900      1,559,910
Cox Radio, Inc., Class A (a)                               31,300        723,343
EchoStar Communications Corp., Class A (a)                 69,900      2,419,938
Getty Images, Inc. (a)                                     55,380      2,287,194
Hispanic Broadcasting Corp. (a)                            17,600        447,920
Mediacom Communications Corp. (a)                          85,100        839,937
Univision Communications, Inc., Class A (a)                50,400      1,532,160
Westwood One, Inc. (a)                                     96,560      3,276,281
                                                                    ------------
                                                                      15,645,689
                                                                    ------------

MULTI-LINE RETAIL (5.0%)
Dollar Tree Stores, Inc. (a)                               60,205      1,910,305
Family Dollar Stores, Inc.                                 64,305      2,453,235
Kohl's Corp. (a)                                           21,800      1,120,084
99 Cents Only Stores (a)                                   26,018        892,938
                                                                    ------------
                                                                       6,376,562
                                                                    ------------

SPECIALTY RETAIL (3.0%)
Bed Bath & Beyond, Inc. (a)                                90,800      3,523,948
The Children's Place Retail Stores, Inc. (a)               16,220        322,129
                                                                    ------------
                                                                       3,846,077
                                                                    ------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                  SHARES   MARKET VALUE
CONSUMER STAPLES (4.0%)

BEVERAGES (0.8%)
PepsiCo, Inc.                                              23,400   $  1,041,300
                                                                    ------------

FOOD & DRUG RETAILING (1.4%)
Rite Aid Corp. (a)                                        116,540        518,603
Walgreen Co.                                               42,150      1,268,715
                                                                    ------------
                                                                       1,787,318
                                                                    ------------

HOUSEHOLD PRODUCTS (0.6%)
The Yankee Candle Co., Inc. (a)                            30,508        708,396
                                                                    ------------

PERSONAL PRODUCTS (1.2%)
Avon Products, Inc.                                        24,200      1,505,240
                                                                    ------------

ENERGY (1.6%)

ENERGY EQUIPMENT & SERVICES (1.1%)
Patterson - UTI Energy, Inc. (a)                           21,830        707,292
Pride International, Inc. (a)                              36,365        684,389
                                                                    ------------
                                                                       1,391,681
                                                                    ------------

OIL & GAS (0.5%)
Tidewater, Inc.                                            21,560        633,216
                                                                    ------------

FINANCIALS (8.2%)

BANKS (0.4%)
Investors Financial Services Corp.                         17,891        519,018
                                                                    ------------

DIVERSIFIED FINANCIALS (6.5%)
Affiliated Managers Group, Inc. (a)                         8,820        537,579
The Chicago Mercantile Exchange                               800         55,704
Fannie Mae                                                 16,200      1,092,528
Financial Federal Corp. (a)                                40,202        980,929
Investment Technology Group, Inc. (a)                      35,262        655,873
MBNA Corp.                                                 34,175        712,207
SEI Investment Co.                                         18,300        585,600
SLM Corp.                                                  44,100      1,727,397
State Street Corp.                                         28,300      1,115,020
T. Rowe Price Group, Inc.                                  21,900        826,725
                                                                    ------------
                                                                       8,289,562
                                                                    ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                  SHARES   MARKET VALUE
INSURANCE (1.3%)
Brown & Brown, Inc.                                        13,080   $    425,100
Cincinnati Financial Corp.                                  4,600        170,614
Montpelier Re Holdings Ltd. (a)                             6,930        218,988
Platinum Underwriters Holdings, Ltd.                        9,332        253,270
XL Capital Ltd., Class A                                    7,000        581,000
                                                                    ------------
                                                                       1,648,972
                                                                    ------------

HEALTH CARE (18.6%)

BIOTECHNOLOGY (7.6%)
Amgen, Inc. (a)                                            18,200      1,209,208
Charles River Laboratories International, Inc. (a)         21,972        707,059
Enzon Pharmaceuticals, Inc. (a)                            18,760        234,875
Genentech, Inc. (a)                                        27,900      2,012,148
Gilead Sciences, Inc. (a)                                  42,600      2,367,708
Martek Biosciences Corp. (a)                               40,498      1,738,984
MedImmune, Inc. (a)                                        22,600        821,962
QLT, Inc. (a)                                              50,237        637,960
                                                                    ------------
                                                                       9,729,904
                                                                    ------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.3%)
Alcon, Inc. (a)                                            17,600        804,320
Medtronic, Inc.                                            34,750      1,666,958
PolyMedica Corp. (a)                                       31,858      1,458,778
ResMed, Inc. (a)                                           37,035      1,451,772
                                                                    ------------
                                                                       5,381,828
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (3.8%)
Express Scripts, Inc., Class A (a)                         11,800        806,176
Inveresk Research Group, Inc. (a)                          14,400        260,640
Lincare Holdings, Inc. (a)                                 38,420      1,210,614
Patterson Dental Co. (a)                                   27,090      1,229,344
UnitedHealth Group, Inc.                                   26,340      1,323,585
                                                                    ------------
                                                                       4,830,359
                                                                    ------------

PHARMACEUTICALS (2.9%)
Eli Lilly and Co.                                          18,275      1,260,427
InterMune, Inc. (a)                                        10,025        161,503
Pfizer, Inc.                                               66,130      2,258,340
                                                                    ------------
                                                                       3,680,270
                                                                    ------------

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                  SHARES   MARKET VALUE
INDUSTRIALS (9.7%)

AIR FREIGHT & LOGISTICS (0.5%)
UTI Worldwide, Inc.                                        22,673   $    707,171
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES (7.3%)
CheckFree Corp. (a)                                        23,100        643,104
Cintas Corp.                                               24,220        858,357
The Corporate Executive Board Co. (a)                      24,000        979,680
Education Management Corp. (a)                             30,100      1,600,718
First Data Corp.                                           37,300      1,545,712
Paychex, Inc.                                              61,500      1,802,565
Pegasus Solutions, Inc. (a)                                15,820        257,075
Polycom, Inc. (a)                                          23,990        332,501
Robert Half International, Inc. (a)                        13,300        251,902
West Corp. (a)                                             36,726        978,748
                                                                    ------------
                                                                       9,250,362
                                                                    ------------

MACHINERY (0.7%)
Danaher Corp.                                              12,600        857,430
                                                                    ------------

TRADING COMPANIES & DISTRIBUTORS (1.2%)
Fastenal Co.                                               45,380      1,540,197
                                                                    ------------

INFORMATION TECHNOLOGY (26.3%)

COMMUNICATIONS EQUIPMENT (2.7%)
Black Box Corp.                                             6,010        217,562
Cisco Systems, Inc. (a)                                    75,700      1,263,433
Juniper Networks, Inc. (a)                                 73,500        909,195
Nokia Oyj  (b)                                             19,700        323,671
Packeteer, Inc. (a)                                        43,253        673,449
                                                                    ------------
                                                                       3,387,310
                                                                    ------------

COMPUTERS & PERIPHERALS (2.1%)
Avid Technology, Inc. (a)                                  14,256        499,958
Dell Computer Corp. (a)                                    35,900      1,147,364
EMC Corp. (a)                                              26,100        273,267
Network Appliance, Inc. (a)                                43,400        703,514
                                                                    ------------
                                                                       2,624,103
                                                                    ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Cognex Corp. (a)                                           56,465      1,261,993
                                                                    ------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                  SHARES   MARKET VALUE
INTERNET SOFTWARE & SERVICES (4.1%)
BEA Systems, Inc. (a)                                      89,500   $    971,970
Expedia, Inc. (a)                                          24,800      1,894,224
Interwoven, Inc. (a)                                       85,300        189,366
Raindance Communications, Inc. (a)                         43,102        107,324
Retek, Inc. (a)                                            36,532        233,805
Yahoo!, Inc. (a)                                           54,200      1,775,592
                                                                    ------------
                                                                       5,172,281
                                                                    ------------

IT CONSULTING & SERVICES (0.9%)
SRA International, Inc. (a)                                 7,801        249,632
SunGard Data Systems, Inc. (a)                             35,000        906,850
                                                                    ------------
                                                                       1,156,482
                                                                    ------------

OFFICE ELECTRONICS (0.9%)
Zebra Technologies Corp., Class A (a)                      16,215      1,219,206
                                                                    ------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (8.4%)
Altera Corp. (a)                                           27,600        452,640
Applied Micro Circuits Corp. (a)                           78,200        473,110
Axcelis Technologies, Inc. (a)                             36,980        226,318
GlobespanVirata, Inc. (a)                                  25,300        208,725
Intel Corp.                                                42,100        875,006
Intersil Corp., Class A (a)                                17,856        475,148
Linear Technology Corp.                                    36,350      1,170,833
Maxim Integrated Products, Inc. (a)                        62,800      2,147,132
Microchip Technology, Inc. (a)                             19,977        492,034
Novellus Systems, Inc. (a)                                 15,400        563,963
Pericom Semiconductor Corp. (a)                            27,274        253,648
Semtech Corp. (a)                                          23,880        340,051
Texas Instruments, Inc.                                    48,000        844,800
Xilinx, Inc. (a)                                           85,700      2,169,067
                                                                    ------------
                                                                      10,692,475
                                                                    ------------

SOFTWARE (6.2%)
Agile Software Corp. (a)                                   77,920        751,928
E.piphany, Inc. (a)                                        61,120        312,323
Intuit, Inc. (a)                                           18,800        837,164
Micromuse, Inc. (a)                                        56,010        447,520
Microsoft Corp.                                            82,500      2,112,825

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                                  SHARES   MARKET VALUE
SOFTWARE (CONTINUED)
National Instruments Corp. (a)                             51,000   $  1,926,780
Siebel Systems, Inc. (a)                                   86,600        826,164
Symantec Corp. (a)                                          6,200        271,932
WebEx Communications, Inc. (a)                             12,530        174,794
webMethods, Inc. (a)                                       35,900        291,867
                                                                    ------------
                                                                       7,953,297
                                                                    ------------

TELECOMMUNICATION SERVICES (0.9%)

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Time Warner Telecom, Inc. (a)                              31,000        197,470
                                                                    ------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
At Road, Inc. (a)                                          14,900        162,708
CIENA Corp. (a)                                            53,700        278,703
Sprint Corp. (PCS Group) (a)                               86,500        497,375
                                                                    ------------
                                                                         938,786
                                                                    ------------

TOTAL COMMON STOCKS (COST OF $117,578,396)                           124,541,939
                                                                    ------------

WARRANTS (0.1%)                                          UNITS
INDUSTRIAL (0.1%)

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Expedia, Inc., Expiration Date 02/04/09 (a)
(Cost of $20,691)                                           2,918        159,148
                                                                    ------------

See Notes to Schedule of Investments.

SHORT-TERM INVESTMENT (2.1%)                                     PAR VALUE       MARKET VALUE
REPURCHASE AGREEMENT (2.1%)
Repurchase agreement with State Street Bank & Trust Co.,
dated 06/30/03, due 07/01/03 at 1.00% collateralized by
U.S. Treasury Bonds with various maturities to 2030, market
value $2,764,243 (repurchase proceeds $2,703,075)
(Cost of $2,703,000)                                          $    2,703,000    $    2,703,000
                                                                                --------------

TOTAL INVESTMENTS (100.1%) (COST OF $120,302,087) (c)                              127,404,087
                                                                                --------------

OTHER ASSETS AND LIABILITIES, NET (-0.1%)                                             (150,001)
                                                                                --------------

NET ASSETS (100.0%)                                                             $  127,254,086
                                                                                --------------

NET ASSET VALUE PER SHARE (21,153,372 SHARES OUTSTANDING)                       $         6.02
                                                                                --------------

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing.
(b) Represents an American Depositary Receipt.
(c) Cost for both financial statement and federal income tax purposes is the same.

               Gross unrealized appreciation and depreciation of investments at June 30, 2003 is as follows:

                   Gross unrealized appreciation    $   29,695,897
                   Gross unrealized depreciation       (22,593,897)
                                                    --------------
                      Net unrealized appreciation   $    7,102,000
                                                    ==============

                                              See Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2003 (UNAUDITED)

ASSETS:
   Investments at market value (identified cost $120,302,087)      $  127,404,087
   Receivable for investments sold                                        286,571
   Dividends and interest receivable                                       19,179
   Other assets                                                             9,835
                                                                   --------------
         TOTAL ASSETS                                                 127,719,672
                                                                   --------------

LIABILITIES:
   Payable to custodian bank                                               20,486
   Management, administrative, Directors' and bookkeeping/pricing
    fees payable                                                          302,075
   Accrued expenses                                                       143,025
                                                                   --------------
         TOTAL LIABILITIES                                                465,586
                                                                   --------------
NET ASSETS                                                         $  127,254,086
                                                                   ==============

NET ASSETS REPRESENTED BY:
  Paid-in capital (authorized 60,000,000 shares of common stock
   at $0.10 Par; 21,153,372 shares outstanding)                    $  145,893,346
  Accumulated net investment loss                                        (566,271)
  Accumulated net realized loss on investments                        (25,174,989)
  Net unrealized appreciation on investments                            7,102,000
                                                                   --------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF COMMON STOCK ($6.02 PER SHARE)                                  $  127,254,086
                                                                   ==============

See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INVESTMENT INCOME:
   Dividends                                                                 $    217,623
   Interest                                                                        18,621
                                                                             ------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $2,071)                              236,244

EXPENSES:
    Management fee                                           $     454,142
    Administrative fee                                             113,657
    Bookkeeping and pricing fees                                    16,397
    Custody fees                                                    11,923
    Transfer agent fees                                             49,594
    Shareholder communication expenses                              77,006
    Directors' fees and expenses                                    20,035
    NYSE fee                                                        22,668
    Miscellaneous expense                                           37,226
                                                             -------------
         TOTAL EXPENSES                                                           802,648
                                                                             ------------
         CUSTODY EARNINGS CREDIT                                                     (133)
                                                                             ------------
         NET EXPENSES                                                             802,515
                                                                             ------------
NET INVESTMENT LOSS                                                              (566,271)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions:
    Proceeds from sales                                         26,266,774
    Cost of investments sold                                    23,487,655
                                                             -------------
         Net realized gain on investment transactions                           2,779,119

Net unrealized appreciation (depreciation) on investments:
    Beginning of period                                         (8,401,413)
    End of period                                                7,102,000
                                                             -------------
         Change in unrealized depreciation-net                                 15,503,413
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 17,716,261
                                                                             ============

                                              See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED     YEAR ENDED
                                                               JUNE 30, 2003     DECEMBER 31,
                                                                (UNAUDITED)         2002
OPERATIONS:
   Net investment loss                                        $     (566,271)   $   (1,404,182)
   Net realized gain (loss) on investment transactions             2,779,119        (8,922,068)
   Change in unrealized appreciation
    (depreciation)-net                                            15,503,413       (33,534,693)
                                                              --------------    --------------
   Net increase (decrease) in net assets
    resulting from operations                                     17,716,261       (43,860,943)
                                                              --------------    --------------
DISTRIBUTIONS DECLARED FROM:*
   Net realized gain on investments                               (2,716,709)               --
   Paid-in capital                                                (2,890,772)      (13,398,589)
                                                              --------------    --------------
   Total distributions                                            (5,607,481)      (13,398,589)
                                                              --------------    --------------
CAPITAL TRANSACTIONS:
   Increase in net assets from capital share transactions          2,924,578         6,185,822
                                                              --------------    --------------
   Total increase (decrease) in net assets                        15,033,358       (51,073,710)
NET ASSETS:
   Beginning of period                                           112,220,728       163,294,438
                                                              --------------    --------------
   End of period                                              $  127,254,086    $  112,220,728
                                                              ==============    ==============

*See Note 2 of Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2003         ----------------------------------
                                                   (UNAUDITED)            2002         2001         2000
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period          $           5.44        $   8.31     $  10.86     $  13.44
                                                ----------------        --------     --------     --------
Income from Investment Operations:
      Net investment income (loss)                         (0.03)          (0.07)       (0.09)       (0.09)
      Net realized and unrealized gain
          (loss) on investments                             0.88           (2.13)       (1.50)       (1.15)
                                                ----------------        --------     --------     --------
Total from Investment Operations                            0.85           (2.20)       (1.59)       (1.24)
                                                ----------------        --------     --------     --------
Less Distributions from:
      Net investment income                                   --              --           --           --
      Paid-in capital                                      (0.14)          (0.67)       (0.92)       (0.05)
      Realized capital gain                                (0.13)             --           --        (1.22)
      In excess of realized capital gain                      --              --           --        (0.07)
                                                ----------------        --------     --------     --------
Total Distributions                                        (0.27)          (0.67)       (0.92)       (1.34)
                                                ----------------        --------     --------     --------
Change due to rights offering (a)                             --              --        (0.04)          --
Impact of shares issued
      in dividend reinvestment (b)                            --              --           --           --
                                                ----------------        --------     --------     --------
Total Distributions, Reinvestments
      and Rights Offering                                  (0.27)          (0.67)       (0.96)       (1.34)
                                                ----------------        --------     --------     --------
Net asset value at end of period                $           6.02        $   5.44     $   8.31     $  10.86
                                                ================        ========     ========     ========
Market price at end of period                   $           6.52        $   5.05     $   8.33     $  9.438
                                                ================        ========     ========     ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                                    16.2%(f)       (27.2)%      (13.7)%       (9.1)%
Based on market price                                       35.5%(f)       (32.6)%       (0.5)%       (1.8)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)          $            127        $    112     $    163     $    180
Ratio of expenses to average net assets (d)                 1.41%(e)        1.38%        1.41%        1.21%
Ratio of net investment income (loss)
      to average net assets (d)                            (1.00)%(e)      (1.07)%      (1.12)%      (0.71)%
Portfolio turnover rate                                       19%(f)          25%          41%          62%

(a) Effect of Fund's rights offerings for shares at a price below net asset value.
(b) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.
(c) Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights exercised.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                                                           YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------------
                                                 1999        1998        1997        1996       1995(g)      1994        1993
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period         $  13.03    $  12.89    $  11.27    $  10.55    $   9.95    $  10.54    $  10.28
                                               --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
      Net investment income (loss)                (0.05)      (0.03)      (0.02)       0.01        0.31        0.23        0.18
      Net realized and unrealized gain
             (loss) on investments                 1.83        1.73        2.88        1.86        1.05       (0.24)       0.56
                                               --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations                   1.78        1.70        2.86        1.87        1.36       (0.01)       0.74
                                               --------    --------    --------    --------    --------    --------    --------
Less Distributions from:
      Net investment income                          --          --          --       (0.01)      (0.31)      (0.23)      (0.18)
      Paid-in capital                                --       (0.83)         --          --          --          --          --
      Realized capital gain                       (1.23)      (0.52)      (1.24)      (1.01)      (0.45)      (0.35)      (0.30)
      In excess of realized capital gain             --          --          --          --          --          --          --
                                               --------    --------    --------    --------    --------    --------    --------
Total Distributions                               (1.23)      (1.35)      (1.24)      (1.02)      (0.76)      (0.58)      (0.48)
                                               --------    --------    --------    --------    --------    --------    --------
Change due to rights offering (a)                    --       (0.21)         --          --          --          --          --
Impact of shares issued
      in dividend reinvestment (b)                (0.14)         --          --       (0.13)         --          --          --
                                               --------    --------    --------    --------    --------    --------    --------
Total Distributions, Reinvestments
      and Rights Offering                         (1.37)      (1.56)      (1.24)      (1.15)      (0.76)      (0.58)      (0.48)
                                               --------    --------    --------    --------    --------    --------    --------
Net asset value at end of period               $  13.44    $  13.03    $  12.89    $  11.27    $  10.55    $   9.95    $  10.54
                                               ========    ========    ========    ========    ========    ========    ========
Market price at end of period                  $ 10.813    $ 11.438    $ 11.938    $  9.250    $  9.375    $  8.500    $ 10.250
                                               ========    ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (c)
Based on net asset value                           15.9%       15.3%       27.3%       18.3%       14.6%        0.5%        7.2%
Based on market price                               6.2%        9.3%       43.6%        9.3%       19.3%      (11.7)%       7.2%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)         $    219    $    199    $    167    $    137    $    120    $    113    $    125
Ratio of expenses to average net assets (d)        1.20%       1.22%       1.20%       1.35%       1.42%       1.51%       1.35%
Ratio of net investment income (loss)
      to average net assets (d)                   (0.37)%     (0.22)%     (0.18)%      0.06%       2.87%       2.12%       1.71%
Portfolio turnover rate                              71%         33%         57%         51%         82%         50%         47%

(e) Annualized.
(f) Not annualized.
(g) Liberty Asset Management Company assumed complete management responsibilities of the Fund in November 1995.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment goal is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"), a wholly-owned subsidiary of Columbia Management Group, Inc., which is a wholly-owned subsidiary of FleetBoston Financial Corporation.

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined pursuant to procedures adopted by the Board of Directors ("Directors"). Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine that this does not represent fair value. These securities would then be valued at their fair value as determined pursuant to procedures adopted by the Directors.

PROVISION FOR FEDERAL INCOME TAX - Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income to shareholders, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   The following capital loss carryforwards, determined as of December 31, 2002, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

       YEAR OF                             CAPITAL LOSS
     EXPIRATION                            CARRYFORWARD
     ----------                           -------------
        2009                              $  12,880,379
        2010                                 11,242,729
                                          -------------
                               Total      $  24,123,108
                                          -------------

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, as discussed in Note 1, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income. The source of the distributions in the Statement of Changes in Net Assets for the six-month period ended June 30, 2003 are estimates and are subject to change based on Fund activity through December 31, 2003, the Fund's fiscal year-end.

NOTE 3. FEES PAID TO AFFILIATES
Under the Fund's Management Agreement, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. Under Portfolio Manager Agreements, the Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank and Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average weekly net assets are more than $50 million, an additional monthly fee is paid as calculated pursuant to the terms of the Pricing and Bookkeeping Agreement. For the six months ended June 30, 2003, the net asset based fee was 0.026%. The Fund also pays out-of-pocket costs for pricing services.

OTHER - The Fund pays no compensation to its officers, all of whom are employees of the Manager or its affiliates. The Fund had an agreement with its custodian bank under which $133 of custody fees were reduced by balance credits applied during the six months ended June 30, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. CAPITAL TRANSACTIONS
During the six months ended June 30, 2003
and the year ended December 31, 2002, distributions in the amounts of $2,924,578 and $6,185,822, respectively, were paid in newly issued shares valued at market value or netasset value, but not less than 95% of market value, resulting in the issuance of 534,884 and 964,320 shares, respectively.

NOTE 5. SECURITIES TRANSACTIONS
Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2003 were $21,765,338 and $26,266,774, respectively.

   The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

                                       RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 16, 2003, the Annual Meeting of Shareholders of the Fund was held to elect three (3) Directors. On January 31, 2003, the record date for the Meeting, the Fund had outstanding 20,618,489 shares of common stock. The votes cast at the Meeting were as follows:

     1. PROPOSAL TO ELECT THREE (3) DIRECTORS:

                                       FOR      AGAINST
                                       ---      -------
               John A. Benning     17,482,315   460,528
               James E. Grinnell   17,494,021   448,822
               John J. Neuhauser   17,484,254   458,589

     The Board of Directors is divided into the following three classes, each with a term expiring in the indicated year:

                 2004         2005           2006
                 ----         ----           ----
               Mr. Lowry   Mr. Benning    Mr. Grinnell
                            Mr. Mayer     Mr. Neuhauser

NOTES

[ALL STAR(TM) GROWTH FUND LOGO]

FUND MANAGER
Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111
617-772-3626
www.all-starfunds.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers, LLP
160 Federal Street
Boston, Massachusetts 02110

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR
EquiServe Trust Company, N.A.
P.O. Box 43010, Providence, Rhode Island 02940-3010
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
Washington, DC 20036-1800

DIRECTORS
John A. Benning*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*

OFFICERS
William R. Parmentier, Jr., President and Chief Executive Officer
Mark T. Haley, CFA, Vice President
Fred H. Wofford, Vice President
J. Kevin Connaughton, Treasurer
Vicki L. Benjamin, Chief Accounting Officer and Controller

* Member of the audit committee.

[ASG LISTED NYSE LOGO]

[ALL STAR(TM) GROWTH FUND LOGO]

Liberty Asset Management Company
One Financial Center
Boston, Massachusetts 02111

[ASG LISTED NYSE LOGO]

A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant's internal control over financial reporting that occurred over the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)). Attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty All Star Growth Fund, Inc.
             -------------------------------------------------------------------

By (Signature and Title)*   /s/ William R. Parmentier, Jr.
                          ------------------------------------------------------
                            William R. Parmentier, Jr., President and Chief
                            Executive Officer

Date  September 3, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ William R. Parmentier, Jr.
                          ------------------------------------------------------
                           William R. Parmentier, Jr., President and Chief Executive Officer

Date  September 3, 2003
     ---------------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                          ------------------------------------------------------
                           J. Kevin Connaughton, Treasurer

Date  September 3, 2003
     ---------------------------------------------------------------------------